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                                                                Exhibit 10.11(d)

    List of Contents of Exhibits to the Five-Year Revolving Credit Agreement
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        Exhibits                 Description

          5.1                    Compliance certificate
         1.1(A)                  Form of revolving note
         3.1(A)                  Form of opinion of counsel
          4.7                    Environmental, health & safety laws
          4.8                    ERISA
          4.18                   Subsidiaries
          6.9                    Indebtedness
          6.10                   Liens
          9.6                    Form of assignment agreement